UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 31, 2005 (August 25, 2005)

Date of Report (Date of Earliest Event Reported)

TRANSCONTINENTAL REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-09240	94-6565852
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1800 Valley View Lane, Suite 300, Dallas, Texas		75234
(Address of Principal Executive Office)		(Zip Code)

(469) 522-4200

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISTION OR DISPOSITION OF ASSETS

Transcontinental Realty Investors, Inc. ("TCI") is filing this report pursuant to Item 2.01 of Form 8-K to describe the acquisition by TCI of approximately $104,587,000 of assets, consisting of 15 properties acquired during the period from January 1, 2005 to August 25, 2005. Eleven of these 15 properties are undeveloped land tracts, three are commercial office buildings, and one is a multi-family residential property.

None of these acquisitions is individually significant within the meaning of the instructions to Form 8-K, but collectively they involve a "significant amount of assets," requiring this report to be made on Form 8-K. The 15 properties acquired by TCI during the period from January 1, 2005 to August 25, 2005 are described in more detail below. Except as disclosed below, no seller involved in the transactions reported herein has a material relationship with TCI, any of its affiliates, or any of its officers and directors or any associate of any such officer or director. All of the transactions discussed below were approved by TCI's Board of Directors.

Two Hickory Office Building

On January 4, 2005, TCI recorded the purchase of all the stock of ART Two Hickory Corporation, which was owned by American Realty Investors, Inc. ("ARI"). ART Two Hickory owns the approximately 96,127 square foot Two Hickory Office Building in Farmers Branch, Texas. ARI is a related party that owns 82.2% of TCI's common stock. The purchase price was determined based upon the market value of the property using a market rate multiple of net operating income ("cap rate") of 7.0%. The purchase price for the stock was $11,502,495, excluding transaction costs. TCI assumed the existing debt on the property, in the amount of approximately $7,430,000, with a fixed interest rate of 4.9%. The remaining consideration was payment of a note receivable from ARI of approximately $3,115,000 and reduction of an intercompany receivable to TCI of approximately $957,495. The Two Hickory Office Building is currently 86.6% leased to eight tenants, with remaining lease terms ranging from 2005 to 2012.

Mandahl Bay Holdings

On January 5, 2005, TCI closed on its purchase, from Mandahl Pointe Development Corporation, of approximately 50.4 acres of undeveloped land in the US Virgin Islands. The purchase price for the property was $7,000,000, excluding transaction costs, of which $3,500,000 was paid in cash, with the remainder of the purchase price paid with a loan on the property in the amount of $3,500,000, with a fixed interest rate of 7.0%.

Mandahl Bay Holdings (Gilmore)

On March 18, 2005, TCI closed on its purchase, from Frances and Jay Gilmore, of approximately 1.02 acres of undeveloped land in the US Virgin Islands. The purchase price for the property was $96,000, excluding transaction costs, which was paid in cash.

Mandahl Bay Holdings (Chung)

On March 29, 2005, TCI closed on its purchase, from Louin Chung, of approximately .75 acres of undeveloped land in the US Virgin Islands. The purchase price for the property was $95,000, excluding transaction costs, which was paid in cash.

Foxwood Apartments

On April 12, 2005, TCI recorded the purchase of the general and limited partnership interests of Garden Foxwood, L.P. from ARI, a related party. Garden Foxwood, L.P. owns the 220 unit Foxwood Apartments in Memphis, Tennessee. The purchase price was determined based upon the market value of the property using a cap rate of 8.41%. The purchase price for the partnership interests was $1,092,121, excluding transaction costs, which was the market value of the property less any debt. The consideration for the partnership interests was the payment of a note receivable from ARI. The property owned by the partnership also had existing debt in the amount of approximately $5,602,000, with a fixed interest rate of 6.54%. As of the filing date, the Foxwood Apartments have leased 191 out of 220 units in the complex.

Park West Office Building

On April 22, 2005, TCI closed on its purchase, from Principal Life Insurance Company, of the approximately 243,416 square foot Park West Office Building in Farmers Branch, Texas. The purchase price for the property was $10,000,000, excluding transaction costs, of which $3,500,000 was paid in cash, with the remainder of the purchase price paid with a loan on the property in the amount of $6,500,000, with a variable interest rate at the time of purchase of 7.5%. The Park West Office Building is currently vacant.

Alliance Airport Land

On May 2, 2005, TCI closed on its purchase, from Centurion Acquisitions, L.P., of approximately 12.724 acres of undeveloped land in Tarrant County, Texas. The purchase price for the property was $850,000, excluding transaction costs, which was paid in cash.

Mandahl Bay Holdings (Marina)

On May 23, 2005, TCI closed on its purchase, from Tamarind Resort Associates, of approximately 24.02 acres of undeveloped land in the US Virgin Islands. The purchase price for the property was $2,000,000, excluding transaction costs, which was paid in cash.

Southwood Plantation Land

On June 3, 2005, TCI closed on its purchase, from Elizabeth Sweringen, of a one-half interest in approximately 12.95 acres of undeveloped land in Tallahassee, Florida. The purchase price for the property was $525,000, excluding transaction costs, which was paid in cash.

West End Land

On June 17, 2005, TCI closed on its purchase, from BNSF Railway Company, of a three-eighths interest in approximately .158 acres of undeveloped land in Dallas, Texas. The purchase price for the property was $49,000, excluding transaction costs, which was paid in cash.

Whorton Land

On July 15, 2005, TCI closed on its purchase, from Whorton Construction of NW Arkansas, of approximately 79.68 acres of undeveloped land in Benton County, Arkansas. The purchase price for the property was $4,332,000, excluding transaction costs, of which $503,600 was paid in cash, with the remainder of the purchase price paid with a loan on the property in the amount of $3,828,400, with a fixed interest rate of 6.08%.

Luna Land

On July 25, 2005, TCI closed on its purchase, from James Carr, William Carr, Teresa Ford and Bonnie Levy, of approximately 2.606 acres of undeveloped land in Farmers Branch, Texas. The purchase price for the property was $250,000, excluding transaction costs, which was paid in cash.

Senlac Land

On August 3, 2005, TCI closed on its purchase, from Harold Blankemeyer, of approximately 11.9 acres of undeveloped land in Farmers Branch, Texas. The purchase price for the property was $625,000, excluding transaction costs, which was paid in cash.

Wilmer 88 Land

On August 19, 2005, TCI closed on its purchase, from the Wilmer 88 Venture, of approximately 87.625 acres of undeveloped land in Dallas, Texas. The purchase price for the property was $638,000, excluding transaction costs, which was paid in cash.

600 Las Colinas Office Building

On August 25, 2005, TCI closed on its purchase, from TGS American Realty L.P., of the approximately 509,829 square foot 600 Las Colinas Office Building in Las Colinas, Texas. The purchase price for the property was $56,000,000, excluding transaction costs, of which $15,645,549 was paid in cash, with the remainder of the purchase price paid with loans on the property in the amount of $35,254,451 and $5,100,000. Both the first and second liens have a fixed interest rate of 6.16%. The 600 Las Colinas Office Building is currently 85% leased to 25 tenants, with remaining lease terms ranging from 2005 to 2014.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

The required financial statements for those real estate assets acquired by TCI which constitute a "substantial majority" of the real estate assets acquired by TCI during 2005, as measured by cost pursuant to Regulation S-X, will be filed on or before November 10, 2005, by amendment to this Form 8-K, which date is within the period allowed to file such an amendment.

(b) PRO FORMA FINANCIAL INFORMATION.

Any required pro forma financial information will be filed along with the required financial statements in Paragraph (a) above.

(c) EXHIBITS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
TRANSCONTINENTAL REALTY INVESTORS, INC.

Date: August 31, 2005	By:	/s/ Samuel C. Perry
Samuel C. Perry
Controller (Acting Principal Financial and Accounting Officer)